SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 20, 2007

                               PACTIV CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
         (State or other jurisdiction of incorporation or organization)

        1-15157                                               36-2552989
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(Commission File Number)                        (IRS Employer Identification No)


               1900 West Field Court, Lake Forest, Illinois       60045
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               (Address of principal executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (847) 482-2000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01       Entry Into a Material Definitive Agreement.

     Pactiv Corporation (the "Company") entered into an Underwriting Agreement (the "Underwriting Agreement") dated as of June 20, 2007, with J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated as representatives of the several underwriters named therein (collectively, the "Underwriters"), pursuant to which the Company agreed to sell, and the Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $250 million aggregate principal amount of 5.875% Notes due 2012, and $250 million aggregate principal amount of 6.400% Notes due 2018, as described in the Prospectus Supplement dated June 20, 2007 filed pursuant to the Company's shelf Registration Statement on Form S-3 (File No. 333-143895).

     The Notes will be issued under the Indenture, dated as of September 29, 1999, as supplemented, between the Company and The Bank of New York Trust Company, N.A. (as successor in interest to JPMorgan Chase Bank, N.A.), as trustee. The Notes are unsubordinated and unsecured obligations of the Company. The 5.875% Notes due 2012 will mature on July 15, 2012, and the 6.400% Notes due 2018 will mature on January 15, 2018. The transaction is expected to close on June 25, 2007.

     A copy of the Underwriting Agreement and other documents relating to this transaction are attached as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits

(d) Exhibits

Exhibits Description

1.1 Underwriting Agreement, dated June 20, 2007, between Pactiv Corporation and J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, as representatives of the several Underwriters named therein.

4.1 Form of Sixth Supplemental Indenture dated as of June 25, 2007 to Indenture, dated as of September 29, 1999, between Pactiv Corporation and The Bank of New York Trust Company, N.A., as Trustee (including the form of 5.875% Note due 2012).

4.2 Form of Seventh Supplemental Indenture dated as of June 25, 2007 to Indenture, dated as of September 29, 1999, between Pactiv Corporation and The Bank of New York Trust Company, N.A., as Trustee (including the form of 6.400% Note due 2018).

5.1 Opinion of Mayer, Brown, Rowe & Maw LLP, as to the validity of the securities being offered.

23.1      Consent of Mayer, Brown, Rowe & Maw LLP (contained in Exhibit 5.1 hereto).
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 22, 2007


PACTIV CORPORATION


By: /s/ Joseph E. Doyle
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    Joseph E. Doyle
    Vice President and General Counsel